May 05, 2010

SCOTT
LAND & LEASE LTD

Titan Oil & Gas Inc.
300, 7251 West Lake Mead Boulevard
Las Vegas Nevada 89128

Attention: David Grewal

Re: Saskatchewan Crown Land Sale
Sale Date: April 12, 2010

Canadian Coastal Resources Ltd. and **Windfall Resources Ltd.** hereby acknowledges successful acquisition of the following Lease(s) from the above referenced landsale, held in trust on the behalf of the Beneficiary, Titan Oil & Gas Inc.

Lease(s) PN63893 & PN63897

Enclosed, please find an original copy of the above-mentioned Lease(s) for your retention. All notices and correspondence that we receive pertaining to the aforementioned Lease(s) will be forwarded to Titan Oil & Gas Inc. in a timely manner.

Scott Land & Lease Ltd. will forward the annual rental invoice on the above-mentioned agreement(s), once received from Saskatchewan. If you should wish Scott Land & Lease Ltd. to pay the rentals we must receive written notification and a cheque made payable to Scott Land & Lease Ltd. for the rental amount 60 days prior to the rental date.

Thank you for selecting us for your land sale business. Should you have any questions, or requests, please contact the undersigned at (403) 261-6505 or by email at ncuison@scottland.ca.

Yours truly,
SCOTT LAND & LEASE LTD.

Noriel Cuison
Crown Administrator

/nc
Encl.

Saskatchewan

Ministry of
Energy and
Resources

PETROLEUM AND NATURAL GAS LEASE

Withdrawn from: 12-Apr-2010 Sale PCL3

PN63893

This Agreement, effective 12-Apr-2010

BETWEEN:

HER MAJESTY THE QUEEN in Right of the Province of Saskatchewan, as represented by the Minister of Energy and Resources, (the "Lessor"),

- and -

CANADIAN COASTAL RESOURCES LTD. **100.0000%**

(the "Lessee")

GRANT

1 The Lessor grants and leases to the Lessee the right to explore for, work, recover, remove, and dispose of, the petroleum and natural gas (the "Petroleum") within the meaning of *The Petroleum and Natural Gas Regulations, 1969* (the "regulations"), insofar as the Petroleum is the property of the Lessor and the Lessor has the right to grant the same, that may be found within, upon or under the following lands (the "leased area"):

LOCATION	SEC	TWP	RGE	MER
PETROLEUM & NATURAL GAS FROM THE SURFACE TO THE TOP PRECAMBRIAN				
SW	6	12	30	1

Total Hectares: 67.17 Total Acres: 165.98 (more or less)

CANADIAN COASTAL RESOURCES LTD. CORPORATE SEAL

ACT AND REGULATIONS INCORPORATED

3(1) The provisions of *The Crown Minerals Act* (the "Act") and the regulations under that Act are deemed to be incorporated into and form part of the terms of this Lease.

3(2) Where there is any conflict between the requirements of this Lease and the Act or the regulations, the Act and the regulations shall govern.

ROYALTY

4 In respect to all Petroleum produced, saved or recovered from the leased area, there is hereby excepted and reserved to the Lessor the royalty upon the Petroleum that is prescribed by the Act and the regulations, which royalty shall be paid or delivered by the Lessee to the Lessor in the manner and time that is so prescribed.

OPERATIONS

5 The Lessee shall not unduly interfere with other petroleum and natural gas operations or other mining operations in the leased area, or in any manner cause undue public or private damage, inconvenience or nuisance.

POOLING

6(1) The Lessee is authorized to pool the leased area or part thereof with other mineral lands to complete a drainage unit.

6(2) In the event of such pooling:

(a) the Lessee shall promptly enter into an Addendum Agreement with the Lessor, in a form prescribed by the Lessor, which Addendum Agreement shall describe the areas to be pooled and the ratio mentioned in clause 6(2)(b); and

(b) the quantity of production from the mineral lands in the pooled drainage unit to be allocated to the leased area, and the royalties excepted and reserved in this lease based on that allocation, shall be calculated and paid on the basis of the ratio that the surface area of the leased area included in the pooled drainage unit bears to the total surface area of the mineral lands in the pooled drainage unit.

6(3) Drilling operations on, or production of Petroleum from, any mineral lands in the pooled drainage unit shall have the same effect in continuing this Lease in force and effect as if such operations or production were upon or from the leased area included in the pooled drainage unit.

CANCELLATION

7 Without restricting the generality of these terms, this Lease may be cancelled by the Minister if there has been a breach by the Lessee of any of the provisions of the Lease or any of the provisions of the Act or the regulations relating to the Lease.

TERMINATION - LESSOR'S RIGHTS

8(1) On the termination of this Lease by cancellation, surrender, or expiration, the Lessee shall comply with all directions or orders of the Lessor or any other official of the Province of Saskatchewan respecting the preservation, clean up, and restoration of the leased area and facilities in the leased area with respect to operations conducted by or on behalf of the Lessee.

8(2) Any costs incurred by the Lessor as a result of the Lessee's failure to comply with any direction or order mentioned in clause 8(1), which failure shall be communicated to the Lessee, shall be a debt due by the Lessee to the Lessor and may be recovered by the Lessor as provided for by law.

INDEMNITY

9 The Lessee shall keep harmless and indemnify the Lessor, its Ministers, officials, agents and employees, past, present and future, from and against all actions, suits, claims and demands arising out of or in connection with the operations carried on by the Lessee, its employees, agents, licensees and contractors, pursuant to this Lease.

ENUREMENT

10 This Lease shall enure to the benefit of and shall be binding upon the parties to this Lease and their respective heirs, executors, administrators, successors and assigns.

Lessor
Director, Petroleum Tenure

CANADIAN COASTAL RESOURCES LTD.

Lessee

GREGG SCOTT
President

Saskatchewan

Ministry of Energy and Resources

PETROLEUM AND NATURAL GAS LEASE

Withdrawn from: 12-Apr-2010 Sale PCL7

PN63897

This Agreement, effective 12-Apr-2010

BETWEEN:

HER MAJESTY THE QUEEN in Right of the Province of Saskatchewan, as represented by the Minister of Energy and Resources, (the "Lessor"),

- and -

WINDFALL RESOURCES LTD. **100.0000%**

(the "Lessee")

GRANT

1 The Lessor grants and leases to the Lessee the right to explore for, work, recover, remove, and dispose of, the petroleum and natural gas (the "Petroleum") within the meaning of *The Petroleum and Natural Gas Regulations, 1969* (the "regulations"), insofar as the Petroleum is the property of the Lessor and the Lessor has the right to grant the same, that may be found within, upon or under the following lands (the "leased area"):

LOCATION	SEC	TWP	RGE	MER
OF AN UNDIVIDED 50.000% INTEREST IN PETROLEUM & NATURAL GAS FROM THE SURFACE TO THE TOP PRECAMBRIAN				
NW	22	14	30	1

Total Hectares: 64.75 Total Acres: 160.00 (more or less)

HERITAGE SENSITIVE

ACT AND REGULATIONS INCORPORATED

3(1) The provisions of *The Crown Minerals Act* (the "Act") and the regulations under that Act are deemed to be incorporated into and form part of the terms of this Lease.

3(2) Where there is any conflict between the requirements of this Lease and the Act or the regulations, the Act and the regulations shall govern.

ROYALTY

4 In respect to all Petroleum produced, saved or recovered from the leased area, there is hereby excepted and reserved to the Lessor the royalty upon the Petroleum that is prescribed by the Act and the regulations, which royalty shall be paid or delivered by the Lessee to the Lessor in the manner and time that is so prescribed.

OPERATIONS

5 The Lessee shall not unduly interfere with other petroleum and natural gas operations or other mining operations in the leased area, or in any manner cause undue public or private damage, inconvenience or nuisance.

POOLING

6(1) The Lessee is authorized to pool the leased area or part thereof with other mineral lands to complete a drainage unit.

6(2) In the event of such pooling:

(a) the Lessee shall promptly enter into an Addendum Agreement with the Lessor, in a form prescribed by the Lessor, which Addendum Agreement shall describe the areas to be pooled and the ratio mentioned in clause 6(2)(b); and

(b) the quantity of production from the mineral lands in the pooled drainage unit to be allocated to the leased area, and the royalties excepted and reserved in this lease based on that allocation, shall be calculated and paid on the basis of the ratio that the surface area of the leased area included in the pooled drainage unit bears to the total surface area of the mineral lands in the pooled drainage unit.

6(3) Drilling operations on, or production of Petroleum from, any mineral lands in the pooled drainage unit shall have the same effect in continuing this Lease in force and effect as if such operations or production were upon or from the leased area included in the pooled drainage unit.

CANCELLATION

7 Without restricting the generality of these terms, this Lease may be cancelled by the Minister if there has been a breach by the Lessee of any of the provisions of the Lease or any of the provisions of the Act or the regulations relating to the Lease.

TERMINATION - LESSOR'S RIGHTS

8(1) On the termination of this Lease by cancellation, surrender, or expiration, the Lessee shall comply with all directions or orders of the Lessor or any other official of the Province of Saskatchewan respecting the preservation, clean up, and restoration of the leased area and facilities in the leased area with respect to operations conducted by or on behalf of the Lessee.

8(2) Any costs incurred by the Lessor as a result of the Lessee's failure to comply with any direction or order mentioned in clause 8(1), which failure shall be communicated to the Lessee, shall be a debt due by the Lessee to the Lessor and may be recovered by the Lessor as provided for by law.

INDEMNITY

9 The Lessee shall keep harmless and indemnify the Lessor, its Ministers, officials, agents and employees, past, present and future, from and against all actions, suits, claims and demands arising out of or in connection with the operations carried on by the Lessee, its employees, agents, licensees and contractors, pursuant to this Lease.

ENUREMENT

10 This Lease shall enure to the benefit of and shall be binding upon the parties to this Lease and their respective heirs, executors, administrators, successors and assigns.

____

Lessor
Director, Petroleum Tenure

WINDFALL RESOURCES LTD.

____

Lessee

GREGG SCOTT
President